UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2017

Annual Report

to Shareholders

Deutsche EAFE® Equity Index Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
40	Statement of Assets and Liabilities
42	Statement of Operations
43	Statements of Changes in Net Assets
44	Financial Highlights

45	Notes to Financial Statements
56	Report of Independent Registered Public Accounting Firm
58	Information About Your Fund’s Expenses
59	Tax Information
60	Advisory Agreement Board Considerations and Fee Evaluation
65	Board Members and Officers
70	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Various factors, including costs, cash flows and security selection, may cause the Fund’s performance to differ from that of the index. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is expected to take place by March 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche EAFE® Equity Index Fund

Letter to Shareholders

Dear Shareholder:

“Synchronous growth” is the catchphrase for the current market environment — positive momentum in the U.S. as well as for most of the major economies of the globe.

Overseas, both developed and emerging markets continue to improve, marked by low inflation rates, growing corporate earnings and attractive valuations. Here in the U.S., activity remains solid with only limited signs of overheating. Given the notable gains of the past year, a short-term pullback would not be a surprise. Nevertheless, strong fundamentals remain supportive of this expansion.

Solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Business investment is also showing signs of picking up, supported by improved confidence, favorable financial conditions and the recent tax reform bill.

The full effect of the new tax policy remains to be seen. While markets can respond almost instantly, and seem to have done so, the economy itself takes time to respond. Our economists believe that the net benefit may be fairly modest with the main beneficiaries being consumption and business investment.

All told, we believe this environment favors a long-term approach, with a focus on thoughtful asset, geographic and sector allocation, rather than market timing calls.

As always, we invite you to visit our website — deutschefunds.com — where you will find the most current insights from our CIO, economists and investment specialists.

Thank you for allowing us to help you address your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche EAFE® Equity Index Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Objective

The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International (“MSCI”) EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

Deutsche EAFE® Equity Index Fund had a total return of 25.44% in 2017, which compares with a gain of 25.03% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

After finishing with a negative total return over the three-year period from 2014 through 2016, the MSCI EAFE Index rallied to register its strongest calendar-year gain since 2009.1 The revival in economic growth across Europe, Asia, and the emerging world was the primary reason for international equities’ advance. While in prior years the United States did the bulk of the heavy lifting for the world economy, 2017 brought a synchronized global recovery with a corresponding benefit to corporate earnings. In this environment, the MSCI EAFE Index outpaced the U.S. market — as gauged by the S&P 500 Index — for the first time since 2012.2

Currency translation had a positive impact on the returns of international equities for U.S.- based investors, marking the reversal of another trend that had been in place since 2012. The MSCI EAFE Index returned 15.23% in local currency terms in 2017, indicating that currency performance contributed nearly ten percentage points of return.3 The benefit of currency translation was most pronounced in Europe and the United Kingdom, but it was less of a factor in Japan and the Asia region.

4	Deutsche EAFE® Equity Index Fund

The resurgence in growth overseas, which raised expectations that the major central banks would begin to play catch-up with the U.S. Federal Reserve’s efforts to reduce monetary stimulus, was the primary cause of the rally in foreign currencies.

There was little variation in returns at the regional level, with Europe, the United Kingdom, Japan, and Asia-ex Japan all finishing with gains in the low- to mid-20% range in U.S dollar terms.

“After finishing with a negative total return over the three-year period from 2014 through 2016, the MSCI EAFE Index rallied to register its strongest calendar-year gain since 2009.”

In Europe, the healthy performance of U.K. equities was a notable development in that it reflected the fading concerns about the Brexit vote which had weighed so heavily on sentiment in 2016. Great Britain’s decision to leave the European Union did not have the adverse consequences many investors had feared, helping the United Kingdom post its largest advance since 2009.4 News flow across the Continent was also favorable, as the European Central Bank raised its forecast for 2017 eurozone gross domestic product growth to 2.4% amid record-high readings in business sentiment surveys, particularly in France and Germany. Additionally, the year’s elections demonstrated that populist impulses — though rising — were not strong enough to bring about significant changes in the region’s economic policies.

Hong Kong and Singapore were two of the top performers in Asia. Both economies have close ties to China, which allowed them to gain a direct benefit from the country’s improving growth. On the other end of the spectrum, Australia and New Zealand lagged. Japan, although delivering in-line performance for the full year, was nonetheless a standout in the second half due to rising corporate profits and faster-than-expected economic growth. The three months ended September 30, 2017 represented the seventh consecutive quarter of expansion for Japan, the country’s longest stretch without a downturn in more than 20 years.5

Deutsche EAFE® Equity Index Fund	5

Performance Attribution

Consistent with the backdrop of improving growth, the economically sensitive industrials and materials sectors delivered the widest margin of outperformance versus the broader market in 2017. In the former, the leading contributors included the aerospace giant Airbus SE (France), the infrastructure/concessions company Vinci SA (France) and the diversified conglomerate Siemens AG (Germany). In materials, many of the top performers were mining companies that benefited from rising metals prices, including Glencore PLC (U.K.), Rio Tinto PLC (U.K.) and BHP Billiton, Ltd. (Australia). Technology stocks, which make up a relatively small portion of the benchmark, also outpaced the overall market thanks to strength in a number of Japanese companies and the German enterprise-software company SAP SE.

The consumer discretionary, financials, consumer staples, real estate and energy sectors all trailed the broader market but nonetheless finished within four percentage points of the index. Although energy stocks did not keep pace with the market for the full year, they exhibited noteworthy outperformance from mid-August onward as the surge in crude oil prices helped the sector rebound from multi-year lows.

The sectors with the largest underperformance were generally those featuring defensive, higher-dividend companies that lagged amid investors’ hearty appetite for risk and preference for stocks with above-average economic sensitivity. Telecommunications services was the worst-performing sector in 2017 — albeit with a gain of nearly 20% — while health care and utilities were the second- and third-worst performers, respectively.

At the individual stock level, Nestle SA (Switzerland), HSBC Holdings PLC (U.K) and AIA Group, Ltd. (Hong Kong) were among the top contributors. Conversely, Teva Pharmaceutical Industries, Ltd. (Israel), BT Group PLC (U.K) and the multi-national clothing retailer Hennes & Mauritz AB (Sweden) were key detractors. (Contribution and detraction incorporate both a stock’s total return and its weighting in the index.)

Outlook and Positioning

The Fund invested in equity index futures and currency forward contracts during the year, with the goal of keeping the portfolio’s exposures in line with those of the benchmark. This strategy had a neutral impact on results.

6	Deutsche EAFE® Equity Index Fund

We continued to employ a passive strategy that seeks to provide returns that approximate those of the benchmark. We made no changes in the Fund’s approach, as our goal is to replicate the return and risk characteristics of the index. To this end, all changes to the index were incorporated in the Fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets outside the United States, across all sectors of the economy.

[1]	Source: MSCI, 12/31/17

[2]	Source: MSCI, Standard & Poor’s, 12/31/17

[3]	Source: FTSE Russell 12/13/17

[4]	Source: FTSE Russell 12/13/17

[5]	Sources: Japan Cabinet Office, 2/14/18, Wall St. Journal 2/14/18

Portfolio Management Team

Thomas O’Brien, CFA. Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Portfolio Manager for the International Equity Index group in Chicago.

–	Prior to joining Northern Trust in November 2004, he was a Principal at State Street Global Advisors focusing on US index strategies.

–	BS, University of Rhode Island; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Deutsche EAFE® Equity Index Fund	7

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Currency forward contracts are agreements between two parties to exchange two designated currencies at a specific time in the future.

8	Deutsche EAFE® Equity Index Fund

Performance Summary	December 31, 2017 (Unaudited)

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/17
No Sales Charges	25.44%	7.47%	1.76%
MSCI EAFE® Index†	25.03%	7.90%	1.94%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated March 31, 2017 is 0.95% for Institutional Class shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund’s investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche EAFE® Equity Index Fund	9

Growth of an Assumed $1,000,000 Investment

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

†	MSCI Europe, Australasia and Far East (EAFE) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada.

Institutional Class
Net Asset Value
12/31/17	$6.58
12/31/16	$5.42
Distribution Information as of 12/31/2017
Income Dividends, Twelve Months	$.21

10	Deutsche EAFE® Equity Index Fund

Portfolio Summary	(Unaudited)

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Financials	21%	21%
Industrials	15%	14%
Consumer Discretionary	12%	13%
Consumer Staples	11%	11%
Health Care	10%	11%
Materials	8%	8%
Information Technology	7%	5%
Energy	5%	6%
Telecommunication Services	4%	4%
Real Estate	4%	4%
Utilities	3%	3%
	100%	100%

Geographic Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Japan	24%	24%
United Kingdom	15%	16%
France	10%	10%
Germany	10%	9%
Switzerland	9%	9%
Australia	7%	8%
Netherlands	5%	5%
Hong Kong	3%	3%
Spain	3%	3%
Sweden	3%	3%
Italy	2%	2%
Denmark	2%	2%
Other	7%	6%
	100%	100%

Deutsche EAFE® Equity Index Fund	11

Ten Largest Equity Holdings at December 31, 2017 (12.5% of Net Assets)		Country	Percent
1.	Royal Dutch Shell PLC	Netherlands	1.9%
	Explores, produces, and refines petroleum
2.	Nestle SA	Switzerland	1.8%
	Multinational company that markets a wide range of food products
3.	HSBC Holdings PLC	United Kingdom	1.4%
	Provider of international banking and financial services
4.	Novartis AG	Switzerland	1.3%
	Manufacturer of pharmaceutical and nutrition products
5.	Roche Holding AG	Switzerland	1.2%
	Developer of pharmaceutical and chemical products
6.	Toyota Motor Corp.	Japan	1.1%
	Manufacturer of diversified automotive products
7.	British American Tobacco PLC	United Kingdom	1.1%
	Manufactures, markets and sells cigarettes and other tobacco products
8.	BP PLC	United Kingdom	1.0%
	Exporter and producer of oil and natural gas
9.	TOTAL SA	France	0.9%
	Produces, refines, transports and markets oil and natural gas
10.	SAP SE	Germany	0.8%
	Manufacturer of computer software

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 70 for contact information.

12	Deutsche EAFE® Equity Index Fund

Investment Portfolio	as of December 31, 2017

	Shares	Value ($)
Common Stocks 102.5%
Australia 7.2%
AGL Energy Ltd.	2,652	50,323
Alumina Ltd.	10,007	18,972
Amcor Ltd.	4,625	55,674
AMP Ltd.	11,662	47,145
APA Group (Units)	4,220	27,418
Aristocrat Leisure Ltd.	2,049	37,906
ASX Ltd.	767	32,824
Aurizon Holdings Ltd.	8,131	31,425
AusNet Services (Units)	5,993	8,439
Australia & New Zealand Banking Group Ltd.	11,223	251,400
Bank of Queensland Ltd.	1,515	15,032
Bendigo & Adelaide Bank Ltd.	1,941	17,652
BGP Holdings PLC* (a)	328,818	1,523
BHP Billiton Ltd.	12,306	283,056
BHP Billiton PLC	7,962	163,929
BlueScope Steel Ltd.	2,282	27,305
Boral Ltd.	4,763	28,960
Brambles Ltd.	6,131	48,174
Caltex Australia Ltd.	1,030	27,378
Challenger Ltd.	2,308	25,247
CIMIC Group Ltd.	372	14,923
Coca-Cola Amatil Ltd.	2,236	14,833
Cochlear Ltd.	236	31,525
Commonwealth Bank of Australia	6,720	420,935
Computershare Ltd.	1,841	23,336
Crown Resorts Ltd.	1,323	13,433
CSL Ltd.	1,732	190,856
Dexus (REIT)	4,135	31,435
Domino’s Pizza Enterprises Ltd. Series L	224	8,144
Flight Centre Travel Group Ltd.	196	6,750
Fortescue Metals Group Ltd.	6,663	25,372
Goodman Group (REIT)	6,175	40,609
GPT Group (REIT)	7,491	29,901
Harvey Norman Holdings Ltd.	2,514	8,189
Healthscope Ltd.	6,640	10,888
Incitec Pivot Ltd.	6,605	20,093
Insurance Australia Group Ltd.	9,107	51,417
LendLease Group (Units)	2,316	29,574
Macquarie Group Ltd.	1,200	93,187
Medibank Private Ltd.	11,126	28,513

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	13

	Shares	Value ($)
Mirvac Group (REIT) (Units)	15,529	28,499
National Australia Bank Ltd.	10,421	240,283
Newcrest Mining Ltd.	3,061	54,537
Oil Search Ltd.	5,191	31,511
Orica Ltd.	1,514	21,350
Origin Energy Ltd.*	7,089	52,067
QBE Insurance Group Ltd.	5,279	43,992
Ramsay Health Care Ltd.	537	29,417
REA Group Ltd.	238	14,223
Santos Ltd.*	7,556	32,103
Scentre Group (REIT)	21,280	69,589
SEEK Ltd.	1,282	18,997
Sonic Healthcare Ltd.	1,648	29,388
South32 Ltd.	20,412	55,423
Stockland (REIT) (Units)	9,585	33,546
Suncorp Group Ltd.	4,970	53,710
Sydney Airport (Units)	4,456	24,499
TABCORP Holdings Ltd.	7,252	31,537
Telstra Corp., Ltd.	17,139	48,507
TPG Telecom Ltd.	1,032	5,296
Transurban Group (Units)	8,145	79,052
Treasury Wine Estates Ltd.	3,098	38,585
Vicinity Centres (REIT)	12,550	26,659
Wesfarmers Ltd.	4,320	149,559
Westfield Corp. (REIT)	7,653	56,679
Westpac Banking Corp.	13,075	319,153
Woodside Petroleum Ltd.	3,084	79,541
Woolworths Group Ltd.	4,816	102,514

(Cost $1,714,502)		4,063,911

Austria 0.3%
Andritz AG	284	16,056
Erste Group Bank AG*	1,171	50,664
OMV AG	592	37,646
Raiffeisen Bank International AG*	594	21,467
Voestalpine AG	454	27,148

(Cost $59,968)		152,981

Belgium 1.1%
Ageas	748	36,577
Anheuser-Busch InBev SA	2,958	330,525
Colruyt SA	199	10,350
Groupe Bruxelles Lambert SA	308	33,252
KBC Group NV	917	78,395
Proximus SA	606	19,902

The accompanying notes are an integral part of the financial statements.

14	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Solvay SA	295	41,085
Telenet Group Holding NV*	215	14,989
UCB SA	502	39,867
Umicore SA	772	36,547

(Cost $196,821)		641,489

China 0.0%
Minth Group Ltd.	2,000	12,075
Yangzijiang Shipbuilding Holdings Ltd.	10,600	11,654

(Cost $18,223)		23,729

Denmark 1.9%
A P Moller-Maersk AS “A”	14	23,341
A P Moller-Maersk AS “B”	22	38,412
Carlsberg AS “B”	413	49,585
Chr Hansen Holding AS	403	37,810
Coloplast AS “B”	492	39,146
Danske Bank AS	2,803	109,250
DSV AS	743	58,544
Genmab AS*	192	31,861
H. Lundbeck AS	304	15,421
ISS AS	703	27,224
Novo Nordisk AS ‘‘B”	7,219	389,391
Novozymes AS “B”	893	51,039
Orsted AS 144A	763	41,700
Pandora AS	440	47,973
TDC AS	3,174	19,515
Tryg AS	376	9,401
Vestas Wind Systems AS	862	59,580
William Demant Holding AS*	457	12,766

(Cost $350,824)		1,061,959

Finland 1.0%
Elisa Oyj	570	22,388
Fortum Oyj	1,678	33,233
Kone Oyj “B”	1,211	65,121
Metso Oyj	458	15,644
Neste Oyj	504	32,274
Nokia Oyj	21,810	102,148
Nokian Renkaat Oyj	485	22,026
Orion Oyj “B”	421	15,700
Sampo Oyj “A”	1,645	90,490
Stora Enso Oyj “R”	2,261	35,886
UPM-Kymmene Oyj	2,136	66,486
Wartsila Oyj	616	38,869

(Cost $194,895)		540,265

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	15

	Shares	Value ($)
France 10.6%
Accor SA	771	39,829
Aeroports de Paris	126	23,958
Air Liquide SA	1,639	206,708
Airbus SE	2,238	222,894
Alstom SA	580	24,079
Amundi SA 144A	230	19,511
Arkema	217	26,379
Atos SE	378	54,983
AXA SA	7,472	221,984
BioMerieux	153	13,707
BNP Paribas SA	4,337	324,011
Bollore SA	3,653	19,797
Bollore SA*	20	109
Bouygues SA	822	42,758
Bureau Veritas SA	1,067	29,182
Capgemini SE	643	76,425
Carrefour SA	2,381	51,637
Casino Guichard-Perrachon SA	222	13,479
Cie Generale des Etablissements Michelin	631	90,531
CNP Assurances	693	16,019
Compagnie de Saint-Gobain	1,953	107,782
Credit Agricole SA	4,576	75,884
DANONE SA	2,302	192,978
Dassault Aviation SA	10	15,560
Dassault Systemes SE	496	52,752
Edenred	939	27,211
Eiffage SA	294	32,250
Electricite de France SA	2,410	30,176
Engie SA	7,145	122,958
Essilor International Cie Generale d’Optique SA	774	106,778
Eurazeo SA	171	15,797
Eutelsat Communications SA	636	14,726
Faurecia	291	22,735
Fonciere des Regions (REIT)	128	14,521
Gecina SA (REIT)	192	35,483
Getlink SE	1,845	23,744
Hermes International	127	67,986
Icade (REIT)	69	6,791
Iliad SA	107	25,658
Imerys SA	135	12,730
Ingenico Group SA	232	24,797
Ipsen SA	147	17,563
JC Decaux SA	245	9,884
Kering	290	136,977

The accompanying notes are an integral part of the financial statements.

16	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Klepierre SA (REIT)	831	36,602
L’Oreal SA	991	219,928
Lagardere SCA	490	15,712
Legrand SA	961	74,051
LVMH Moet Hennessy Louis Vuitton SE	1,083	319,001
Natixis SA	3,756	29,768
Orange SA	7,532	131,009
Pernod Ricard SA	796	126,061
Peugeot SA	2,312	47,115
Publicis Groupe	729	49,620
Remy Cointreau SA	98	13,585
Renault SA	695	70,144
Rexel SA	1,134	20,596
Safran SA	1,328	136,853
Sanofi	4,407	379,828
Schneider Electric SE*	2,221	188,436
SCOR SE	706	28,440
SEB SA	87	16,122
Societe BIC SA	105	11,569
Societe Generale SA	2,876	148,676
Sodexo SA	351	47,208
Suez	1,506	26,415
Teleperformance	225	32,272
Thales SA	436	47,064
TOTAL SA	9,134	504,555
Ubisoft Entertainment SA*	240	18,470
Unibail-Rodamco SE (REIT) (b)	216	54,425
Unibail-Rodamco SE (REIT) (b)	177	44,585
Valeo SA	957	71,658
Veolia Environnement	1,940	49,551
VINCI SA	1,983	202,729
Vivendi SA	3,863	103,762
Wendel	110	19,068
Zodiac Aerospace	841	25,182

(Cost $2,694,557)		6,021,761

Germany 9.6%
adidas AG	745	149,880
Allianz SE (Registered)	1,758	404,666
Axel Springer SE	198	15,514
BASF SE	3,551	391,821
Bayer AG (Registered)	3,209	401,060
Bayerische Motoren Werke (BMW) AG	1,245	129,871
Beiersdorf AG	417	49,080
Brenntag AG	613	38,940

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	17

	Shares	Value ($)
Commerzbank AG*	4,289	64,651
Continental AG	405	109,650
Covestro AG 144A	482	49,973
Daimler AG (Registered)	3,691	314,491
Deutsche Bank AG (Registered) (c)	7,854	150,039
Deutsche Boerse AG	774	90,043
Deutsche Lufthansa AG (Registered)	941	34,743
Deutsche Post AG (Registered)	3,691	176,435
Deutsche Telekom AG (Registered)	13,097	233,156
Deutsche Wohnen SE	1,261	55,270
Drillisch AG	199	16,463
E.ON SE	8,896	96,942
Evonik Industries AG	686	25,894
Fraport AG	164	18,119
Fresenius Medical Care AG & Co. KGaA	786	82,894
Fresenius SE & Co. KGaA	1,566	122,596
GEA Group AG	729	35,095
Hannover Rueck SE	248	31,255
HeidelbergCement AG	597	64,886
Henkel AG & Co. KGaA	424	50,954
HOCHTIEF AG	70	12,413
HUGO BOSS AG	262	22,301
Infineon Technologies AG	4,314	118,321
Innogy SE 144A	556	21,846
K+S AG (Registered)	748	18,660
KION Group AG	285	24,693
LANXESS AG	374	29,824
Linde AG*	747	175,772
MAN SE	144	16,478
Merck KGaA	516	55,694
METRO AG*	720	14,449
MTU Aero Engines AG	203	36,426
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	588	127,630
OSRAM Licht AG	390	34,872
ProSiebenSat.1 Media SE	953	32,894
RWE AG*	2,089	42,646
SAP SE	3,813	428,768
Siemens AG (Registered)	2,964	413,715
Symrise AG	494	42,553
Telefonica Deutschland Holding AG	3,069	15,460
ThyssenKrupp AG	1,759	51,221
TUI AG	1,697	35,322
Uniper SE	771	24,081
United Internet AG (Registered)	502	34,619

The accompanying notes are an integral part of the financial statements.

18	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Volkswagen AG	136	27,575
Vonovia SE	1,915	95,334
Wirecard AG	461	51,598
Zalando SE 144A*	441	23,380

(Cost $2,277,695)		5,432,926

Hong Kong 3.5%
AIA Group Ltd.	46,881	401,086
ASM Pacific Technology Ltd.	1,100	15,327
Bank of East Asia Ltd.	4,852	21,004
BOC Hong Kong (Holdings) Ltd.	14,821	75,131
CK Asset Holdings Ltd.	10,348	90,643
CK Hutchison Holdings Ltd.	10,348	130,029
CK Infrastructure Holdings Ltd.	2,500	21,484
CLP Holdings Ltd.	5,774	59,048
First Pacific Co., Ltd.	10,000	6,781
Galaxy Entertainment Group Ltd.	9,497	76,146
Hang Lung Group Ltd.	3,000	11,058
Hang Lung Properties Ltd.	7,000	17,097
Hang Seng Bank Ltd.	2,800	69,519
Henderson Land Development Co., Ltd.	4,888	32,274
HK Electric Investments & HK Electric Investments Ltd. “SS”, 144A, (Units)	11,991	10,977
HKT Trust & HKT Ltd. “SS”, (Units)	13,920	17,757
Hong Kong & China Gas Co., Ltd.	30,395	59,562
Hong Kong Exchanges & Clearing Ltd.	4,413	135,532
Hongkong Land Holdings Ltd.	4,700	33,104
Hysan Development Co., Ltd.	2,773	14,714
Jardine Matheson Holdings Ltd.	800	48,628
Jardine Strategic Holdings Ltd.	900	35,635
Kerry Properties Ltd.	3,000	13,514
Kingston Financial Group Ltd.	16,000	15,343
Li & Fung Ltd.	22,240	12,218
Link (REIT)	8,653	80,105
Melco Resorts & Entertainment Ltd. (ADR)	967	28,082
MGM China Holdings Ltd.	3,897	11,816
MTR Corp., Ltd.	5,804	34,027
New World Development Co., Ltd.	25,104	37,630
NWS Holdings Ltd.	6,991	12,633
PCCW Ltd.	19,000	11,038
Power Assets Holdings Ltd.	5,500	46,357
Shangri-La Asia Ltd.	4,000	9,092
Sino Land Co., Ltd.	13,011	23,063
SJM Holdings Ltd.	8,000	7,169
Sun Hung Kai Properties Ltd.	5,688	95,029

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	19

	Shares	Value ($)
Swire Pacific Ltd. “A”	2,000	18,516
Swire Properties Ltd.	4,800	15,479
Techtronic Industries Co., Ltd.	5,499	35,984
WH Group Ltd. 144A	35,259	39,820
Wharf Holdings Ltd.	4,750	16,400
Wharf Real Estate Investment Co., Ltd.*	4,750	31,615
Wheelock & Co., Ltd.	3,000	21,469
Yue Yuen Industrial (Holdings) Ltd.	2,500	9,857

(Cost $871,576)		2,008,792

Ireland 1.1%
AIB Group PLC	3,143	20,741
Bank of Ireland Group PLC*	3,875	32,984
CRH PLC (b)	404	14,541
CRH PLC (b)	2,900	104,313
DCC PLC	353	35,583
Experian PLC	3,665	80,916
James Hardie Industries SE (CDI)	1,868	32,959
Kerry Group PLC “A” (b)	112	12,573
Kerry Group PLC “A” (b)	534	59,926
Paddy Power Betfair PLC	315	37,463
Shire PLC	3,436	181,201

(Cost $352,749)		613,200

Israel 0.5%
Azrieli Group Ltd.	194	10,839
Bank Hapoalim BM	4,008	29,462
Bank Leumi Le-Israel BM	5,533	33,335
Bezeq Israeli Telecommunication Corp., Ltd.	9,210	14,245
Check Point Software Technologies Ltd.* (e)	531	55,022
Elbit Systems Ltd.	91	12,149
Frutarom Industries Ltd.	152	14,277
Israel Chemicals Ltd.	2,347	9,501
Israel Discount Bank “A”*	1	2
Mizrahi Tefahot Bank Ltd.	641	11,823
Nice Ltd.	237	21,493
Teva Pharmaceutical Industries Ltd. (ADR)	3,574	67,727

(Cost $308,580)		279,875

Italy 2.1%
Assicurazioni Generali SpA	5,009	91,494
Atlantia SpA	1,822	57,558
Davide Campari-Milano SpA	2,195	16,988
Enel SpA	31,118	191,612
Eni SpA	9,999	165,793
Ferrari NV (b)	154	16,191

The accompanying notes are an integral part of the financial statements.

20	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Ferrari NV (b) (f)	324	33,968
Intesa Sanpaolo (RSP)	3,841	12,280
Intesa Sanpaolo SpA	53,186	177,282
Leonardo SpA	1,629	19,419
Luxottica Group SpA	674	41,333
Mediobanca SpA	2,247	25,528
Poste Italiane SpA 144A	2,089	15,735
Prysmian SpA	813	26,472
Recordati SpA	409	18,198
Snam SpA	9,283	45,455
Telecom Italia SpA*	44,256	38,327
Telecom Italia SpA (RSP)	23,560	16,875
Terna — Rete Elettrica Nationale SpA	4,525	26,312
UniCredit SpA*	7,640	142,559
UnipolSai Assicurazioni SpA	3,274	7,645

(Cost $728,412)		1,187,024

Japan 24.8%
ABC-Mart, Inc.	100	5,737
Acom Co., Ltd.*	1,500	6,316
Aeon Co., Ltd.	2,500	42,227
AEON Financial Service Co., Ltd.	530	12,336
AEON Mall Co., Ltd.	500	9,781
Air Water, Inc.	553	11,679
Aisin Seiki Co., Ltd.	700	39,291
Ajinomoto Co., Inc.	2,100	39,531
Alfresa Holdings Corp.	700	16,443
Alps Electric Co., Ltd.	800	22,844
Amada Holdings Co., Ltd.	1,500	20,447
ANA Holdings, Inc.	500	20,886
Aozora Bank Ltd.	500	19,448
Asahi Glass Co., Ltd.	800	34,701
Asahi Group Holdings Ltd.	1,500	74,380
Asahi Kasei Corp.	5,000	64,561
ASICS Corp.	600	9,578
Astellas Pharma, Inc.	7,600	96,867
Bandai Namco Holdings, Inc.	850	27,814
Benesse Holdings, Inc.	300	10,584
Bridgestone Corp.	2,600	120,846
Brother Industries Ltd.	1,000	24,656
Calbee, Inc.	300	9,767
Canon, Inc.	4,000	149,229
Casio Computer Co., Ltd.	900	12,973
Central Japan Railway Co.	500	89,534
Chubu Electric Power Co., Inc.	2,600	32,317
Chugai Pharmaceutical Co., Ltd.	900	46,100

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	21

	Shares	Value ($)
Chugoku Electric Power Co., Inc.	1,200	12,903
Coca-Cola Bottlers Japan, Inc.	500	18,298
Concordia Financial Group Ltd.	4,800	28,922
Credit Saison Co., Ltd.	700	12,732
CYBERDYNE, Inc.*	400	6,893
Dai Nippon Printing Co., Ltd.	1,000	22,293
Dai-ichi Life Holdings, Inc.	4,300	88,571
Daicel Corp.	1,000	11,373
Daifuku Co., Ltd.	400	21,837
Daiichi Sankyo Co., Ltd.	2,000	52,142
Daikin Industries Ltd.	900	106,469
Daito Trust Construction Co., Ltd.	300	61,182
Daiwa House Industry Co., Ltd.	2,100	80,695
Daiwa House REIT Investment Corp. (REIT)	5	11,870
Daiwa Securities Group, Inc.	6,000	37,628
DeNA Co., Ltd.	400	8,245
Denso Corp.	1,900	114,126
Dentsu, Inc.	900	38,111
Disco Corp.	100	22,224
Don Quijote Holdings Co., Ltd.	500	26,160
East Japan Railway Co.	1,239	120,997
Eisai Co., Ltd.	900	51,271
Electric Power Development Co., Ltd.	600	16,173
FamilyMart UNY Holdings Co., Ltd.	300	21,028
FANUC Corp.	700	168,293
Fast Retailing Co., Ltd.	200	79,719
Fuji Electric Co., Ltd.	2,000	15,087
Fujifilm Holdings Corp.	1,600	65,393
Fujitsu Ltd.	8,000	56,918
Fukuoka Financial Group, Inc.	3,000	16,838
Hakuhodo Dy Holdings, Inc.	1,000	12,996
Hamamatsu Photonics KK	600	20,185
Hankyu Hanshin Holdings, Inc.	1,000	40,209
Hikari Tsushin, Inc.	100	14,371
Hino Motors Ltd.	1,000	12,936
Hirose Electric Co., Ltd.	100	14,636
Hisamitsu Pharmaceutical Co., Inc.	200	12,124
Hitachi Chemical Co., Ltd.	400	10,278
Hitachi Construction Machinery Co., Ltd.	400	14,544
Hitachi High-Technologies Corp.	300	12,640
Hitachi Ltd.	19,000	147,916
Hitachi Metals Ltd.	700	10,032
Honda Motor Co., Ltd.	6,600	226,147
Hoshizaki Corp.	200	17,750
Hoya Corp.	1,500	74,906
Hulic Co., Ltd.	1,200	13,489

The accompanying notes are an integral part of the financial statements.

22	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Idemitsu Kosan Co., Ltd.	500	20,084
IHI Corp.	600	19,947
Iida Group Holdings Co., Ltd.	500	9,433
INPEX Corp.	3,900	48,742
Isetan Mitsukoshi Holdings Ltd.	1,320	16,322
Isuzu Motors Ltd.	2,100	35,150
Itochu Corp.	5,900	110,188
J. Front Retailing Co., Ltd.	1,000	18,855
Japan Airlines Co., Ltd.	500	19,565
Japan Airport Terminal Co., Ltd.	200	7,421
Japan Exchange Group, Inc.	2,000	34,792
Japan Post Bank Co., Ltd.	1,700	22,100
Japan Post Holdings Co., Ltd.	6,300	72,241
Japan Prime Realty Investment Corp. (REIT)	3	9,524
Japan Real Estate Investment Corp. (REIT)	5	23,725
Japan Retail Fund Investment Corp. (REIT)	11	20,177
Japan Tobacco, Inc.	4,100	131,947
JFE Holdings, Inc.	2,125	50,982
JGC Corp.	800	15,473
JSR Corp.	800	15,771
JTEKT Corp.	900	15,472
JXTG Holdings, Inc.	12,450	80,321
Kajima Corp.	3,000	28,878
Kakaku.com, Inc.	500	8,445
Kamigumi Co., Ltd.	500	11,069
Kaneka Corp.	1,000	9,146
Kansai Electric Power Co., Inc.	2,900	35,535
Kansai Paint Co., Ltd.	800	20,807
Kao Corp.	1,900	128,482
Kawasaki Heavy Industries Ltd.	600	21,093
KDDI Corp.	7,000	174,450
Keihan Holdings Co., Ltd.	400	11,780
Keikyu Corp.	1,000	19,209
Keio Corp.	500	21,984
Keisei Electric Railway Co., Ltd.	600	19,271
Keyence Corp.	400	223,794
Kikkoman Corp.	600	24,286
Kintetsu Group Holdings Co., Ltd.	690	26,442
Kirin Holdings Co., Ltd.	3,200	80,730
Kobe Steel Ltd.*	1,200	11,211
Koito Manufacturing Co., Ltd.	458	32,206
Komatsu Ltd.	3,500	126,935
Konami Holdings Corp.	400	22,008
Konica Minolta, Inc.	1,800	17,300
Kose Corp.	100	15,637

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	23

	Shares	Value ($)
Kubota Corp.	3,900	76,684
Kuraray Co., Ltd.	1,500	28,287
Kurita Water Industries Ltd.	400	13,004
Kyocera Corp.	1,200	78,543
Kyowa Hakko Kirin Co., Ltd.	1,110	21,431
Kyushu Electric Power Co., Inc.	1,500	15,737
Kyushu Financial Group, Inc.	1,600	9,674
Kyushu Railway Co.	700	21,699
Lawson, Inc.	200	13,301
LINE Corp.*	200	8,109
Lion Corp.	800	15,153
LIXIL Group Corp.	1,048	28,353
M3, Inc.	900	31,665
Mabuchi Motor Co., Ltd.	200	10,831
Makita Corp.	900	37,743
Marubeni Corp.	5,700	41,280
Marui Group Co., Ltd.	700	12,824
Maruichi Steel Tube Ltd.	200	5,859
Mazda Motor Corp.	2,400	32,149
McDonald’s Holdings Co. (Japan), Ltd.	300	13,199
Mebuki Financial Group, Inc.	4,000	16,933
Medipal Holdings Corp.	600	11,760
MEIJI Holdings Co., Ltd.	500	42,567
Minebea Mitsumi, Inc.	1,500	31,447
MISUMI Group, Inc.	1,100	32,081
Mitsubishi Chemical Holdings Corp.	5,200	57,157
Mitsubishi Corp.	6,000	166,001
Mitsubishi Electric Corp.	7,700	128,033
Mitsubishi Estate Co., Ltd.	4,600	80,023
Mitsubishi Gas Chemical Co., Inc.	700	20,109
Mitsubishi Heavy Industries Ltd.	1,300	48,544
Mitsubishi Materials Corp.	400	14,228
Mitsubishi Motors Corp.	2,900	20,935
Mitsubishi Tanabe Pharma Corp.	900	18,563
Mitsubishi UFJ Financial Group, Inc.	46,200	338,520
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,100	12,497
Mitsui & Co., Ltd.	6,300	102,413
Mitsui Chemicals, Inc.	700	22,547
Mitsui Fudosan Co., Ltd.	3,200	71,743
Mitsui O.S.K Lines Ltd.	500	16,664
Mixi, Inc.	200	8,987
Mizuho Financial Group, Inc.	94,490	171,414
MS&AD Insurance Group Holdings, Inc.	1,900	64,298
Murata Manufacturing Co., Ltd.	700	93,841
Nabtesco Corp.	425	16,329

The accompanying notes are an integral part of the financial statements.

24	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Nagoya Railroad Co., Ltd.	800	20,152
NEC Corp.	1,090	29,393
Nexon Co., Ltd.*	800	23,311
NGK Insulators Ltd.	1,000	18,889
NGK Spark Plug Co., Ltd.	700	17,023
NH Foods Ltd.	1,000	24,323
Nidec Corp.	900	126,316
Nikon Corp.	1,400	28,216
Nintendo Co., Ltd.	400	146,110
Nippon Building Fund, Inc. (REIT)	5	24,440
Nippon Electric Glass Co., Ltd.	300	11,457
Nippon Express Co., Ltd.	300	19,954
Nippon Paint Holdings Co., Ltd.	700	22,120
Nippon Prologis REIT, Inc. (REIT)	8	16,908
Nippon Steel & Sumitomo Metal Corp.	3,100	79,455
Nippon Telegraph & Telephone Corp.	2,776	130,695
Nippon Yusen Kabushiki Kaisha*	600	14,648
Nissan Chemical Industries Ltd.	500	19,934
Nissan Motor Co., Ltd.	8,500	84,747
Nisshin Seifun Group, Inc.	900	18,184
Nissin Foods Holdings Co., Ltd.	200	14,616
Nitori Holdings Co., Ltd.	300	42,804
Nitto Denko Corp.	600	53,349
NOK Corp.	400	9,337
Nomura Holdings, Inc.	14,500	85,470
Nomura Real Estate Holdings, Inc.	500	11,210
Nomura Real Estate Master Fund, Inc. (REIT)	15	18,598
Nomura Research Institute Ltd.	500	23,261
NSK Ltd.	1,500	23,620
NTT Data Corp.	2,400	28,531
NTT DoCoMo, Inc.	5,200	122,869
Obayashi Corp.	2,700	32,702
Obic Co., Ltd.	200	14,716
Odakyu Electric Railway Co., Ltd.	1,200	25,653
Oji Holdings Corp.	3,000	19,969
Olympus Corp.	1,200	46,050
Omron Corp.	800	47,754
Ono Pharmaceutical Co., Ltd.	1,600	37,234
Oracle Corp.	100	8,289
Oriental Land Co., Ltd.	800	72,958
ORIX Corp.	4,800	81,194
Osaka Gas Co., Ltd.	1,400	26,969
Otsuka Corp.	200	15,347
Otsuka Holdings KK	1,522	66,813
Panasonic Corp.	8,314	121,680

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	25

	Shares	Value ($)
Park24 Co., Ltd.	500	11,965
Persol Holdings Co., Ltd.	700	17,551
Pola Orbis Holdings, Inc.	400	14,052
Rakuten, Inc.	3,800	34,814
Recruit Holdings Co., Ltd.	4,400	109,299
Renesas Electronics Corp.*	2,000	23,268
Resona Holdings, Inc.	8,900	53,137
Ricoh Co., Ltd.	2,800	25,994
Rinnai Corp.	100	9,053
ROHM Co., Ltd.	300	33,206
Ryohin Keikaku Co., Ltd.	100	31,171
Santen Pharmaceutical Co., Ltd.	1,400	21,996
SBI Holdings, Inc.	644	13,479
Secom Co., Ltd.	800	60,444
Sega Sammy Holdings, Inc.	700	8,691
Seibu Holdings, Inc.	900	17,043
Seiko Epson Corp.	1,100	25,900
Sekisui Chemical Co., Ltd.	1,700	34,144
Sekisui House Ltd.	2,400	43,353
Seven & I Holdings Co., Ltd.	3,000	124,583
Seven Bank Ltd.	2,600	8,901
Sharp Corp.*	600	20,576
Shimadzu Corp.	1,100	25,026
Shimamura Co., Ltd.	100	11,000
Shimano, Inc.	300	42,253
Shimizu Corp.	2,200	22,729
Shin-Etsu Chemical Co., Ltd.	1,500	152,314
Shinsei Bank Ltd.	700	12,100
Shionogi & Co., Ltd.	1,200	64,921
Shiseido Co., Ltd.	1,500	72,186
Showa Shell Sekiyu KK	600	8,143
SMC Corp.	200	82,293
SoftBank Group Corp.	3,200	253,301
Sohgo Security Services Co., Ltd.	300	16,325
Sompo Holdings, Inc.	1,400	54,161
Sony Corp.	4,800	216,148
Sony Financial Holdings, Inc.	700	12,370
Stanley Electric Co., Ltd.	600	24,370
Start Today Co., Ltd.	800	24,401
Subaru Corp.	2,482	78,935
SUMCO Corp.	900	22,974
Sumitomo Chemical Co., Ltd.	6,000	43,131
Sumitomo Corp.	4,300	73,117
Sumitomo Dainippon Pharma Co., Ltd.	600	8,916
Sumitomo Electric Industries Ltd.	3,000	50,609

The accompanying notes are an integral part of the financial statements.

26	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Sumitomo Heavy Industries Ltd.	500	21,167
Sumitomo Metal Mining Co., Ltd.	1,000	45,933
Sumitomo Mitsui Financial Group, Inc.	5,191	224,232
Sumitomo Mitsui Trust Holdings, Inc.	1,310	51,977
Sumitomo Realty & Development Co., Ltd.	1,000	32,881
Sumitomo Rubber Industries Ltd.	700	13,011
Sundrug Co., Ltd.	300	13,970
Suntory Beverage & Food Ltd.	500	22,222
Suzuken Co., Ltd.	300	12,345
Suzuki Motor Corp.	1,400	81,261
Sysmex Corp.	600	47,280
T&D Holdings, Inc.	2,000	34,170
Taiheiyo Cement Corp.	500	21,585
Taisei Corp.	800	39,828
Taisho Pharmaceutical Holdings Co., Ltd.	100	7,982
Taiyo Nippon Sanso Corp.	600	8,401
Takashimaya Co., Ltd.	1,000	10,536
Takeda Pharmaceutical Co., Ltd.	2,800	159,084
TDK Corp.	500	39,937
Teijin Ltd.	800	17,828
Terumo Corp.	1,300	61,662
The Bank of Kyoto Ltd.	200	10,408
The Chiba Bank Ltd.	3,000	24,950
The Hachijuni Bank Ltd.	1,358	7,773
The Shizuoka Bank Ltd.	2,000	20,624
The Suruga Bank Ltd.	700	14,985
THK Co., Ltd.	500	18,782
Tobu Railway Co., Ltd.	800	25,836
Toho Co., Ltd.	500	17,335
Toho Gas Co., Ltd.	300	8,229
Tohoku Electric Power Co., Inc.	1,900	24,291
Tokio Marine Holdings, Inc.	2,700	123,085
Tokyo Electric Power Co. Holdings, Inc.*	5,800	22,938
Tokyo Electron Ltd.	600	108,035
Tokyo Gas Co., Ltd.	1,600	36,603
Tokyo Tatemono Co., Ltd.	800	10,808
Tokyu Corp.	2,200	35,123
Tokyu Fudosan Holdings Corp.	2,300	16,628
Toppan Printing Co., Ltd.	2,000	18,101
Toray Industries, Inc.	5,700	53,779
Toshiba Corp.*	26,000	73,580
Tosoh Corp.	1,100	24,942
TOTO Ltd.	500	29,531
Toyo Seikan Kaisha Ltd.	600	9,634
Toyo Suisan Kaisha Ltd.	400	17,102

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	27

	Shares	Value ($)
Toyoda Gosei Co., Ltd.	300	7,638
Toyota Industries Corp.	600	38,584
Toyota Motor Corp.	10,100	646,041
Toyota Tsusho Corp.	700	28,180
Trend Micro, Inc.*	500	28,347
Tsuruha Holdings, Inc.	100	13,619
Unicharm Corp.	1,500	39,047
United Urban Investment Corp. (REIT)	12	17,249
USS Co., Ltd.	900	19,067
West Japan Railway Co.	600	43,831
Yahoo! Japan Corp.	6,000	27,463
Yakult Honsha Co., Ltd.	300	22,624
Yamada Denki Co., Ltd.	2,500	13,783
Yamaguchi Financial Group, Inc.	1,000	11,866
Yamaha Corp.	700	25,881
Yamaha Motor Co., Ltd.	1,100	36,095
Yamato Holdings Co., Ltd.	1,400	28,181
Yamazaki Baking Co., Ltd.	600	11,686
Yaskawa Electric Corp.	1,000	44,087
Yokogawa Electric Corp.	900	17,222
Yokohama Rubber Co., Ltd.	550	13,488

(Cost $6,654,199)		14,028,496

Luxembourg 0.3%
ArcelorMittal*	2,657	86,473
Eurofins Scientific SE	45	27,414
Millicom International Cellular SA (SDR)	270	18,247
RTL Group SA*	147	11,843
SES SA (FDR)	1,493	23,332
Tenaris SA	1,846	29,325

(Cost $149,808)		196,634

Macau 0.1%
Sands China Ltd.	10,019	51,701
Wynn Macau Ltd.	6,381	20,219

(Cost $24,921)		71,920

Mexico 0.0%
Fresnillo PLC (Cost $11,265)	857	16,507

Netherlands 5.0%
ABN AMRO Group NV (CVA) 144A	1,644	53,185
Aegon NV	7,015	44,744
AerCap Holdings NV* (f)	572	30,093
Akzo Nobel NV	995	87,143
Altice NV “A”*	1,958	20,593

The accompanying notes are an integral part of the financial statements.

28	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
ASML Holding NV	1,506	261,856
Boskalis Westminster NV	356	13,427
EXOR NV	435	26,712
Heineken Holding NV	472	46,691
Heineken NV	1,024	106,959
ING Groep NV	14,844	272,793
Koninklijke (Royal) KPN NV	14,047	48,993
Koninklijke Ahold Delhaize NV	4,783	105,341
Koninklijke DSM NV	725	69,355
Koninklijke Philips NV	3,530	133,357
Koninklijke Vopak NV	283	12,423
NN Group NV	1,165	50,554
NXP Semiconductors NV* (e)	1,369	160,296
QIAGEN NV*	902	28,371
Randstad Holding NV	499	30,665
RELX NV	3,492	80,384
Royal Dutch Shell PLC “A”	17,490	587,114
Royal Dutch Shell PLC “B”	14,522	493,047
Wolters Kluwer NV	1,205	62,896

(Cost $1,552,541)		2,826,992

New Zealand 0.2%
Auckland International Airport Ltd.	3,880	17,797
Fisher & Paykel Healthcare Corp., Ltd.	2,174	22,084
Fletcher Building Ltd.	2,711	14,588
Mercury NZ Ltd.	2,647	6,304
Meridian Energy Ltd.	5,968	12,359
Ryman Healthcare Ltd.	1,760	13,209
Spark New Zealand Ltd.	7,230	18,585

(Cost $61,228)		104,926

Norway 0.7%
DnB ASA	3,915	72,642
Gjensidige Forsikring ASA	776	14,646
Marine Harvest ASA*	1,618	27,377
Norsk Hydro ASA	5,399	41,059
Orkla ASA	3,303	35,034
Schibsted ASA “B”	403	10,712
Statoil ASA (d)	4,237	90,727
Telenor ASA	2,951	63,262
Yara International ASA	718	32,943

(Cost $139,578)		388,402

Portugal 0.2%
EDP — Energias de Portugal SA	9,807	33,956
Galp Energia, SGPS, SA	1,990	36,628

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	29

	Shares	Value ($)
Jeronimo Martins, SGPS, SA	995	19,346

(Cost $56,704)		89,930

Singapore 1.4%
Ascendas Real Estate Investment Trust (REIT)	9,700	19,741
CapitaLand Commercial Trust (REIT)	9,676	13,954
CapitaLand Ltd.	10,725	28,299
CapitaLand Mall Trust (REIT)	9,670	15,408
City Developments Ltd.	1,500	14,001
ComfortDelGro Corp., Ltd.	9,500	14,080
DBS Group Holdings Ltd.	6,959	129,126
Genting Singapore PLC	23,995	23,521
Global Logistic Properties Ltd.	10,000	25,216
Golden Agri-Resources Ltd.	32,073	8,876
Hutchison Port Holdings Trust (Units)	17,400	7,226
Jardine Cycle & Carriage Ltd.	404	12,297
Keppel Corp., Ltd.	6,049	33,263
Oversea-Chinese Banking Corp., Ltd.	11,754	108,918
SATS Ltd.	2,500	9,713
Sembcorp Industries Ltd.	4,449	10,091
Singapore Airlines Ltd.	2,370	18,902
Singapore Exchange Ltd.	3,500	19,483
Singapore Press Holdings Ltd.	6,858	13,589
Singapore Technologies Engineering Ltd.	6,900	16,795
Singapore Telecommunications Ltd.	29,801	79,498
StarHub Ltd.	1,800	3,834
Suntec Real Estate Investment Trust (REIT)	9,800	15,738
United Overseas Bank Ltd.	4,922	97,374
UOL Group Ltd.	1,661	11,010
Wilmar International Ltd.	6,600	15,221

(Cost $354,803)		765,174

South Africa 0.1%
Mediclinic International PLC	1,519	13,302
Mondi PLC	1,460	38,084

(Cost $50,535)		51,386

Spain 3.3%
Abertis Infraestructuras SA	2,815	62,648
ACS, Actividades de Construccion y Servicios SA	981	38,423
Aena SME SA 144A	262	53,135
Amadeus IT Group SA	1,653	119,383
Banco Bilbao Vizcaya Argentaria SA	25,726	220,032
Banco de Sabadell SA	20,442	40,597
Banco Santander SA	62,671	412,361
Bankia SA	3,961	18,955

The accompanying notes are an integral part of the financial statements.

30	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Bankinter SA	2,734	25,936
CaixaBank SA	14,401	67,284
Enagas SA	894	25,645
Endesa SA	1,138	24,419
Ferrovial SA	1,884	42,821
Gas Natural SDG SA	1,276	29,494
Grifols SA	1,225	35,899
Iberdrola SA	21,498	166,728
Industria de Diseno Textil SA	4,181	145,825
Mapfre SA	4,286	13,774
Red Electrica Corp. SA	1,719	38,629
Repsol SA	4,897	86,519
Siemens Gamesa Renewable Energy SA	944	12,962
Telefonica SA	18,038	176,286

(Cost $1,107,052)		1,857,755

Sweden 2.7%
Alfa Laval AB	1,187	28,061
Assa Abloy AB “B”	3,634	75,603
Atlas Copco AB “A”	2,521	108,976
Atlas Copco AB “B”	1,570	60,238
Boliden AB	1,090	37,303
Electrolux AB “B”	1,004	32,277
Essity AB “B”*	2,455	69,707
Getinge AB “B”	949	13,774
Hennes & Mauritz AB “B”	3,823	78,799
Hexagon AB “B”	1,004	50,338
Husqvarna AB “B”	1,608	15,316
ICA Gruppen AB	339	12,319
Industrivarden AB “C”	686	16,933
Investor AB “B”	1,747	79,744
Kinnevik AB “B”	968	32,762
L E Lundbergforetagen AB “B”	124	9,267
Lundin Petroleum AB*	772	17,679
Nordea Bank AB	11,940	144,637
Sandvik AB	4,072	71,352
Securitas AB “B”	1,251	21,847
Skandinaviska Enskilda Banken AB “A”	5,429	63,761
Skanska AB “B”	1,292	26,779
SKF AB “B”	1,536	34,118
Svenska Handelsbanken AB “A”	5,986	81,928
Swedbank AB “A”	3,571	86,213
Swedish Match AB	771	30,406
Tele2 AB “B”	1,463	17,986
Telefonaktiebolaget LM Ericsson “B”	12,294	80,997

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	31

	Shares	Value ($)
Telia Co. AB	9,668	43,107
Volvo AB “B”	6,176	115,026

(Cost $526,215)		1,557,253

Switzerland 8.9%
ABB Ltd. (Registered)	7,050	189,075
Adecco Group AG (Registered)	658	50,298
Baloise Holding AG (Registered)	187	29,110
Barry Callebaut AG (Registered)*	8	16,693
Chocoladefabriken Lindt & Spruengli AG	4	24,405
Cie Financiere Richemont SA (Registered)	1,990	180,476
Clariant AG (Registered)*	894	25,012
Coca-Cola HBC AG (CDI)*	726	23,697
Credit Suisse Group AG (Registered)*	9,309	166,793
Dufry AG (Registered)*	140	20,835
EMS-Chemie Holding AG (Registered)	34	22,719
Ferguson PLC	1,012	72,910
Geberit AG (Registered)	132	58,132
Givaudan SA (Registered)	33	76,294
Glencore PLC*	46,926	246,870
Julius Baer Group Ltd.*	896	54,847
Kuehne + Nagel International AG (Registered)	216	38,256
LafargeHolcim Ltd. (Registered)* (b)	684	38,607
LafargeHolcim Ltd. (Registered)* (b)	1,125	63,517
Lonza Group AG (Registered)*	299	80,863
Nestle SA (Registered)	12,094	1,040,542
Novartis AG (Registered)	8,659	731,199
Pargesa Holding SA (Bearer)	167	14,484
Partners Group Holding AG	71	48,694
Roche Holding AG (Genusschein)	2,730	691,017
Schindler Holding AG	167	38,452
Schindler Holding AG (Registered)	73	16,544
SGS SA (Registered)	22	57,420
Sika AG (Bearer)	8	63,743
Sonova Holding AG (Registered)	208	32,530
STMicroelectronics NV	2,591	56,821
Straumann Holding AG (Registered)	40	28,333
Swatch Group AG (Bearer)	108	44,076
Swatch Group AG (Registered)	245	18,736
Swiss Life Holding AG (Registered)*	130	46,060
Swiss Prime Site AG (Registered)*	300	27,712
Swiss Re AG	1,247	116,894
Swisscom AG (Registered)	106	56,424
UBS Group AG (Registered)*	13,986	257,706
Vifor Pharma AG	192	24,633

The accompanying notes are an integral part of the financial statements.

32	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
Zurich Insurance Group AG	584	177,798

(Cost $1,921,886)		5,069,227

United Kingdom 15.9%
3i Group PLC	3,948	48,697
Admiral Group PLC	792	21,406
Anglo American PLC	4,958	103,894
Antofagasta PLC	1,544	20,957
Ashtead Group PLC	2,034	54,739
Associated British Foods PLC	1,447	55,128
AstraZeneca PLC	4,905	339,366
Auto Trader Group PLC 144A	3,851	18,341
Aviva PLC	14,955	102,318
Babcock International Group PLC	908	8,651
BAE Systems PLC	11,751	91,024
Barclays PLC	64,434	176,747
Barratt Developments PLC	4,140	36,253
Berkeley Group Holdings PLC	526	29,816
BP PLC	76,382	539,647
British American Tobacco PLC	8,895	602,743
British Land Co. PLC (REIT)	3,875	36,215
BT Group PLC	31,831	116,745
Bunzl PLC	1,379	38,587
Burberry Group PLC	1,645	39,813
Capita PLC	2,758	14,937
Carnival PLC	726	47,912
Centrica PLC	21,999	40,812
CNH Industrial NV	3,594	48,194
Cobham PLC*	9,411	16,067
Coca-Cola European Partners PLC	863	34,431
Compass Group PLC	5,969	128,956
ConvaTec Group PLC 144A	5,977	16,589
Croda International PLC	536	32,016
Diageo PLC	9,757	358,980
Direct Line Insurance Group PLC	5,194	26,780
easyJet PLC	590	11,674
Fiat Chrysler Automobiles NV (b) (f)	3,242	57,837
Fiat Chrysler Automobiles NV* (b)	1,056	18,908
G4S PLC	6,327	22,833
GKN PLC	7,230	31,179
GlaxoSmithKline PLC	19,021	339,096
Hammerson PLC (REIT)	3,281	24,244
Hargreaves Lansdown PLC	1,015	24,696
HSBC Holdings PLC	78,419	812,473
IMI PLC	1,053	18,962

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	33

	Shares	Value ($)
Imperial Brands PLC	3,786	161,833
InterContinental Hotels Group PLC	737	47,010
International Consolidated Airlines Group SA	2,524	21,919
Intertek Group PLC	642	44,986
Investec PLC	2,590	18,712
ITV PLC	14,710	32,896
J Sainsbury PLC	6,929	22,579
John Wood Group PLC	2,725	23,916
Johnson Matthey PLC	775	32,201
Kingfisher PLC	8,299	37,839
Land Securities Group PLC (REIT)	2,455	33,411
Legal & General Group PLC	21,877	80,770
Lloyds Banking Group PLC	275,965	254,116
London Stock Exchange Group PLC	1,253	64,178
Marks & Spencer Group PLC	4,989	21,212
Meggitt PLC	3,057	19,908
Merlin Entertainments PLC 144A	2,768	13,561
Micro Focus International PLC	1,753	59,723
National Grid PLC	12,908	152,548
Next PLC	604	36,900
Old Mutual PLC	19,667	61,533
Pearson PLC	3,437	34,173
Persimmon PLC	1,228	45,430
Prudential PLC	9,907	255,046
Randgold Resources Ltd.	377	37,701
Reckitt Benckiser Group PLC	2,563	239,456
RELX PLC	4,231	99,388
Rio Tinto Ltd.	1,582	93,438
Rio Tinto PLC	4,730	251,824
Rolls-Royce Holdings PLC*	6,641	75,908
Royal Bank of Scotland Group PLC*	13,793	51,870
Royal Mail PLC	3,557	21,751
RSA Insurance Group PLC	3,848	32,862
Schroders PLC	532	25,250
Segro PLC (REIT)	4,089	32,433
Severn Trent PLC	724	21,142
Sky PLC*	4,115	56,207
Smith & Nephew PLC	3,498	60,772
Smiths Group PLC	1,641	33,020
SSE PLC	3,932	70,132
St. James’s Place PLC	2,011	33,307
Standard Chartered PLC*	12,376	130,322
Standard Life Aberdeen PLC	9,585	56,504
Taylor Wimpey PLC	12,495	34,857
Tesco PLC	30,047	84,909

The accompanying notes are an integral part of the financial statements.

34	Deutsche EAFE® Equity Index Fund

	Shares	Value ($)
The Sage Group PLC	4,300	46,372
The Weir Group PLC	865	24,818
Travis Perkins PLC	984	20,819
Unilever NV (CVA)	6,297	354,189
Unilever PLC	4,882	271,873
United Utilities Group PLC	2,701	30,213
Vodafone Group PLC	102,753	326,678
Whitbread PLC	754	40,738
WM Morrison Supermarkets PLC	9,435	28,011
Worldpay Group PLC 144A	7,987	45,936
WPP PLC	5,036	91,146

(Cost $4,926,044)		9,008,909
Total Common Stocks (Cost $27,305,581)		58,061,423

Preferred Stocks 0.6%
Germany
Bayerische Motoren Werke (BMW) AG	225	20,189
Fuchs Petrolub SE	280	14,874
Henkel AG & Co. KGaA	663	87,865
Porsche Automobil Holding SE	609	51,089
Schaeffler AG	595	10,555
Volkswagen AG	705	141,114

Total Preferred Stocks (Cost $96,771)		325,686

Right 0.0%
Spain
Repsol SA, Expiration Date 1/10/2018* (Cost $2,233)	4,897	2,227

Securities Lending Collateral 0.0%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (g) (h) (Cost $831)	831	831

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $27,405,416)	103.1	58,390,167
Other Assets and Liabilities, Net	(3.1)	(1,746,053)

Net Assets	100.0	56,644,114

*	Non-income producing security.

(a)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	35

(b)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c)	Affiliated Issuer. This security is owned in proportion with its representation in the index.

(d)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $792, which is 0.0% of net assets.

(e)	Listed on the NASDAQ Stock Market, Inc.

(f)	Listed on the New York Stock Exchange.
(g)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CDI: Chess Depositary Interest

CVA: Certificaten Van Aandelen (Certificate of Stock)

FDR: Fiduciary Depositary Receipt

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Euro Stoxx 50 Index	EUR	3/16/2018	11	462,409	459,434	(2,975)
FTSE 100 Index	GBP	3/16/2018	2	204,653	206,560	1,907
SPI 200 Index	AUD	3/15/2018	1	117,782	117,428	(354)
TOPIX Index	JPY	3/8/2018	2	323,337	322,521	(816)
Total net unrealized depreciation						(2,238)

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	25,088	SEK	210,140	3/21/2018	657	Bank of New York
USD	26,000	EUR	21,932	3/21/2018	445	Bank of New York
USD	120,501	GBP	89,456	3/21/2018	607	Societe Generale
USD	32,438	AUD	42,318	3/21/2018	575	BNP Paribas
USD	33,000	GBP	24,590	3/21/2018	291	Bank of Montreal
USD	40,000	AUD	51,832	3/21/2018	435	Toronto-Dominion Bank
USD	90,000	GBP	67,070	3/21/2018	801	Toronto-Dominion Bank
USD	140,000	EUR	118,302	3/21/2018	2,645	Toronto-Dominion Bank
USD	389,211	EUR	325,660	3/21/2018	3,462	Bank of Montreal
USD	140,000	JPY	15,874,110	3/22/2018	1,487	Toronto-Dominion Bank
USD	100,000	JPY	11,236,348	3/22/2018	150	Societe Generale
Total unrealized appreciation					11,555

The accompanying notes are an integral part of the financial statements.

36	Deutsche EAFE® Equity Index Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	12,979	HKD	101,155	3/21/2018	(11)	Morgan Stanley
DKK	6,995	USD	1,114	3/21/2018	(19)	Bank of New York
CHF	56,148	USD	57,355	3/21/2018	(608)	Morgan Stanley
AUD	26,149	USD	20,000	3/21/2018	(399)	Bank of Montreal
CHF	19,580	USD	20,000	3/21/2018	(212)	Bank of Montreal
EUR	83,679	USD	100,000	3/21/2018	(899)	Bank of New York
EUR	160,515	USD	192,000	3/21/2018	(1,545)	Bank of Montreal
GBP	153,995	USD	207,000	3/21/2018	(1,482)	Bank of Montreal
USD	172,491	JPY	19,286,794	3/22/2018	(586)	Bank of New York
JPY	24,433,088	USD	217,000	3/22/2018	(774)	Bank of Montreal
Total unrealized depreciation					(6,535)

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Deutsche Bank AG and Deutsche Central Cash Management Government Fund are considered to be affiliated investments. A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2017 are as follows:

Affiliate	Value ($) at 12/31/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distribu- tions ($)	Value ($) at 12/31/17
Deutsche Bank AG	122,808	—	35,622	(23,387)	1,115	150,039
Deutsche Central Cash Management Government Fund	20,738	14,535,427	14,556,165	—	2,916	—
Total	143,546	14,535,427	14,591,787	(23,387)	4,031	150,039

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	37

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$4,062,388	$1,523	$4,063,911
Austria	—	152,981	—	152,981
Belgium	36,547	604,942	—	641,489
China	—	23,729	—	23,729
Denmark	—	1,061,959	—	1,061,959
Finland	—	540,265	—	540,265
France	109	6,021,652	—	6,021,761
Germany	—	5,432,926	—	5,432,926
Hong Kong	59,697	1,949,095	—	2,008,792
Ireland	20,741	592,459	—	613,200
Israel	122,749	157,126	—	279,875
Italy	33,968	1,153,056	—	1,187,024
Japan	—	14,028,496	—	14,028,496
Luxembourg	—	196,634	—	196,634
Macau	—	71,920	—	71,920
Mexico	—	16,507	—	16,507
Netherlands	190,389	2,636,603	—	2,826,992
New Zealand	—	104,926	—	104,926
Norway	—	388,402	—	388,402
Portugal	—	89,930	—	89,930
Singapore	—	765,174	—	765,174
South Africa	—	51,386	—	51,386
Spain	—	1,857,755	—	1,857,755
Sweden	—	1,557,253	—	1,557,253
Switzerland	—	5,069,227	—	5,069,227
United Kingdom	91,248	8,917,661	—	9,008,909
Preferred Stocks (i)	10,555	315,131	—	325,686
Right	2,227	—	—	2,227
Short-Term Investments (i)	831	—	—	831
Derivatives (j)
Futures Contracts	$1,907	$—	$—	$1,907
Forward Foreign Currency Exchange Contracts	—	11,555	—	11,555
Total	$570,968	$57,831,138	$1,523	$58,403,629

The accompanying notes are an integral part of the financial statements.

38	Deutsche EAFE® Equity Index Fund

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Futures Contracts	$(4,145)	$—	$—	$(4,145)
Forward Foreign Currency Exchange Contracts	—	(6,535)	—	(6,535)
Total	$(4,145)	$(6,535)	$—	$(10,680)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 1 to Level 2. During the year ended December 31, 2017, the amount of the transfers between Level 1 and Level 2 was $11,762.

Transfers between price levels are recognized at the beginning of the reporting period.

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	39

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $27,268,697) —including $792 of securities loaned	$58,239,297
Investment in Deutsche Government & Agency Securities Portfolio (cost $831)*	831
Investment in affiliated securities, at value (cost $135,888)	150,039
Foreign currency, at value (cost $154,218)	154,962
Deposit with broker for futures contracts	32,398
Receivable for investments sold	1,510,570
Receivable for Fund shares sold	32,247
Dividends receivable	61,972
Interest receivable	1,100
Unrealized appreciation on forward foreign currency contracts	11,555
Foreign taxes recoverable	203,834
Due from Advisor	59,564
Other assets	9,127
Total assets	60,467,496

Liabilities
Cash overdraft	41,143
Payable upon return of securities loaned	831
Payable for investments purchased	4,973
Line of credit loan payable	800,000
Payable for Fund shares redeemed	2,802,175
Payable for variation margin on futures contracts	1,606
Unrealized depreciation on forward foreign currency contracts	6,535
Accrued Trustees’ fees	2,191
Other accrued expenses and payables	163,928
Total liabilities	3,823,382
Net assets, at value	$56,644,114

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

40	Deutsche EAFE® Equity Index Fund

Statement of Assets and Liabilities as of December 31, 2017 (continued)

Net Assets Consist of
Distributions in excess of net investment income	(586,569)
Net unrealized appreciation (depreciation) on:
Investments	30,984,751
Futures	(2,238)
Foreign currency	831
Forward foreign currency contracts	5,020
Accumulated net realized gain (loss)	(1,430,613)
Paid-in capital	27,672,932
Net assets, at value	$56,644,114

Net Asset Value
Institutional Class
Net Asset Value offering and redemption price per share ($56,644,114 ÷ 8,608,234 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.58

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	41

Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $154,837)	$1,772,727
Affiliated dividends (net of foreign taxes withheld of $307)	1,115
Income distributions — Deutsche Central Cash Management Government Fund	2,916
Securities lending income, net of borrower rebates	13,090
Total income	1,789,848
Expenses:
Management fee	150,065
Administration fee	60,026
Services to shareholders	25,433
Custodian fee	91,929
Professional fees	96,426
Reports to shareholders	36,688
Registration fees	35,865
Trustees’ fees and expenses	5,526
Interest expense	681
Pricing service fee	151,735
Other	6,384
Total expenses before expense reductions	660,758
Expense reductions	(474,170)
Total expenses after expense reductions	186,588
Net investment income	1,603,260

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,064,592
Sale of affiliated securities	(23,387)
Futures	240,509
Forward foreign currency contracts	25,452
Foreign currency	58,330
1,365,496
Change in net unrealized appreciation (depreciation) on:
Investments	10,451,545
Affiliated securities	48,670
Futures	(4,356)
Forward foreign currency contracts	1,456
Foreign currency	21,268
10,518,583
Net gain (loss)	11,884,079
Net increase (decrease) in net assets resulting from operations	$13,487,339

The accompanying notes are an integral part of the financial statements.

42	Deutsche EAFE® Equity Index Fund

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$1,603,260	$1,852,520
Net realized gain (loss)	1,365,496	4,412,139
Change in net unrealized appreciation (depreciation)	10,518,583	(5,743,902)
Net increase (decrease) in net assets resulting from operations	13,487,339	520,757
Distributions to shareholders from:
Net investment income	(1,843,742)	(2,359,573)
Net realized gains	—	(12,450,771)
Total distributions	(1,843,742)	(14,810,344)
Fund share transactions:
Proceeds from shares sold	9,851,640	46,866,414
Reinvestment of distributions	1,642,819	12,414,927
Payments for shares redeemed	(27,262,852)	(42,406,068)
Redemption fees	—	10
Net increase (decrease) in net assets from Fund share transactions	(15,768,393)	16,875,283
Increase (decrease) in net assets	(4,124,796)	2,585,696
Net assets at beginning of period	60,768,910	58,183,214
Net assets at end of period (including distributions in excess of net investment income of $586,569 and $462,640, respectively	$56,644,114	$60,768,910

Other Information
Shares outstanding at beginning of period	11,221,973	8,270,160
Shares sold	1,621,440	7,826,007
Shares issued to shareholders in reinvestment of distributions	251,196	2,202,817
Shares redeemed	(4,486,375)	(7,077,011)
Net increase (decrease) in Fund shares	(2,613,739)	2,951,813
Shares outstanding at end of period	8,608,234	11,221,973

The accompanying notes are an integral part of the financial statements.

Deutsche EAFE® Equity Index Fund	43

Financial Highlights

	Years Ended December 31,
Institutional Class	2017	2016		2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$5.42	$7.04		$13.38	$14.67	$12.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.19	[d]	.45	.48	.35
Net realized and unrealized gain (loss)	1.21	(.19)		(.51)	(1.33)	2.30
Total from investment operations	.1.37	.00		(.06)	(.85)	2.65
Less distributions from:
Net investment income	(.21)	(.23)		(1.12)	(.44)	(.37)
Net realized gains	—	(1.39)		(5.16)	—	—
Total distributions	(.21)	(1.62)		(6.28)	(.44)	(.37)
Redemption fees	—	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$6.58	$5.42		$7.04	$13.38	$14.67
Total Return (%)	25.44 [b]	.75	[b,d]	(.74)[b]	(5.84)[b]	21.56

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	61		58	256	268
Ratio of expenses before expense reductions (%)	1.10	.95		.58	.49	.50
Ratio of expenses after expense reductions (%)	.31	.33		.34	.46	.50
Ratio of net investment income (loss) (%)	2.67	3.13	[d]	3.24	3.32	2.59
Portfolio turnover rate (%)	5	51		127 [c]	4	10

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	For the year ended December 31, 2015, the portfolio turnover rate includes the effect of a purchase and sale of an exchange traded fund purchased to keep the Fund fully invested while raising cash to fund a large redemption. Turnover without this transaction would have been 12%.
[d]	Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return and ratio of net investment income to average net assets would have been reduced by $0.02, 0.37% and 0.35%, respectively.
*	Amount is less than $.005.

44	Deutsche EAFE® Equity Index Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche EAFE® Equity Index Fund (the “Fund”) is a diversified series of the Deutsche Institutional Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Deutsche EAFE® Equity Index Fund	45

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

46	Deutsche EAFE® Equity Index Fund

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Deutsche EAFE® Equity Index Fund	47

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, futures contracts, forward currency contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$147,874
Undistributed long-term capital gains	$63,981
Net unrealized appreciation (depreciation) on investments	$28,755,003

48	Deutsche EAFE® Equity Index Fund

In addition, the tax character of distributions paid to shareholders by the

Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$1,843,742	$2,357,017
Distributions from long-term capital gains	$—	$12,453,327

*	For tax purposes, short-term capital distributions are considered ordinary income distributions.

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $29,631,982. The net unrealized appreciation for all investments based on tax cost was $28,755,003. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $30,945,344 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,190,341.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

Deutsche EAFE® Equity Index Fund	49

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2017, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $977,000 to $1,604,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2017, the Fund used forward currency contracts as a means of maintaining the Fund’s currency exposure consistent with that of the EAFE index and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at

50	Deutsche EAFE® Equity Index Fund

the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from $0 to approximately $1,060,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $300,000 to $1,322,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$1,907	$1,907
Foreign Exchange Contracts (b)	11,555	—	11,555
	$11,555	$1,907	$13,462

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (c)	$—	$(4,145)	$(4,145)
Foreign Exchange Contracts (d)	(6,535)	—	(6,535)
	$(6,535)	$(4,145)	$(10,680)

The above derivative is located in the following Statement of Assets and Liabilities account:

(c)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2017 and the related location in the accompanying

Deutsche EAFE® Equity Index Fund	51

Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (e)	$—	$240,509	$240,509
Foreign Exchange Contracts (f)	25,452	—	25,452
	$25,452	$240,509	$265,961

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from futures

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (g)	$—	$(4,356)	$(4,356)
Foreign Exchange Contracts (h)	1,456	—	1,456
	$1,456	$(4,356)	$(2,900)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) from futures

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of Montreal	$3,753	$(3,753)	$—	$—
Bank of New York	1,102	(1,102)	—	—
BNP Paribas	575	—	—	575
Societe Generale	757	—	—	757
Toronto-Dominion Bank	$5,368	$—	$—	$5,368
	$11,555	$(4,855)	$—	$6,700

52	Deutsche EAFE® Equity Index Fund

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of Montreal	$4,412	$(3,753)	$—	$659
Bank of New York	1,504	(1,102)	—	402
Morgan Stanley	619	—	—	619
	$6,535	$(4,855)	$—	$1,680

C. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $2,978,768 and $15,792,032, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Northern Trust Investments, Inc. (“NTI”) serves as subadvisor. As a subadvisor to the Fund, NTI makes investment decisions and buys and sells securities for the Fund. NTI is paid by the Advisor for the services NTI provides to the Fund.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.25% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2017 through April 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.32%.

For the period from May 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.33%.

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating

Deutsche EAFE® Equity Index Fund	53

expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.26%.

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for the Fund were $474,170.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $60,026, of which $5,106 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC compensates DST out of the shareholder servicing fee it receives from the Fund. DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2017, the amount charged to the Fund by DSC aggregated $3,393, of which $775 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,942, of which $10,679 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche

54	Deutsche EAFE® Equity Index Fund

Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $985.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December 31, 2017, the Fund had a $800,000 outstanding loan. Interest expense incurred on the borrowings was $681 for the period ended December 31, 2017. The average dollar amount of the borrowings was $650,000 the weighted average interest rate on these borrowings was 2.39%, and the Fund had a loan outstanding for sixteen days throughout the period. The borrowings were valued at cost, which approximates fair value.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2017, Deutsche Multi-Asset Global Allocation Fund held approximately 36% of the outstanding shares of the Fund.

Deutsche EAFE® Equity Index Fund	55

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche Institutional Funds and Shareholders of Deutsche EAFE® Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche EAFE® Equity Index Fund (one of the funds constituting Deutsche Institutional Funds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

56	Deutsche EAFE® Equity Index Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
February 26, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

Deutsche EAFE® Equity Index Fund	57

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

58	Deutsche EAFE® Equity Index Fund

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017 (Unaudited)

Actual Fund Return	Institutional Class
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,096.30
Expenses Paid per $1,000*	$1.59

Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,023.69
Expenses Paid per $1,000*	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Institutional Class
Deutsche EAFE® Equity Index Fund	.30%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $70,000 as capital gain dividends for its year ended December 31, 2017.

For federal income tax purposes, the Fund designates $1,616,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $130,210 and earned $1,650,476 of foreign source income during the year ended December 31, 2017. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.015 per share as foreign taxes paid and $0.18 per share as income earned from foreign sources for the year ended December 31, 2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche EAFE® Equity Index Fund	59

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche EAFE® Equity Index Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Northern Trust Investments, Inc. (“NTI”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed

60	Deutsche EAFE® Equity Index Fund

the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including NTI. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance

Deutsche EAFE® Equity Index Fund	61

(Institutional Class shares) was in the 3rd quartile, 2nd quartile and 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Institutional Class shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016). The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in

62	Deutsche EAFE® Equity Index Fund

allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA and NTI related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA

Deutsche EAFE® Equity Index Fund	63

compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

64	Deutsche EAFE® Equity Index Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—

Deutsche EAFE® Equity Index Fund	65

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

66	Deutsche EAFE® Equity Index Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche EAFE® Equity Index Fund	67

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management

68	Deutsche EAFE® Equity Index Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche EAFE® Equity Index Fund	69

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

70	Deutsche EAFE® Equity Index Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	25159R 601
Fund Number	558

Deutsche EAFE® Equity Index Fund	71

Notes

DEAFE-2

(R-025781-7 2/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche EAFE EQuity Index Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$74,307	$0	$0	$0
2016	$70,469	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

1.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter.

2.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated January 12, 2018, PwC informed the Audit Committee that PwC had identified circumstances where (1) a covered person within PwC that provided non-audit services to an entity within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X maintained a financial relationship with an investment company within the investment company complex in contradiction of Rule 2-01(c)(1)(i)(A) of Regulation S-X and (2) PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the investment company complex that are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

Covered Person Matter: In its January 12, 2018 letter, PwC advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, PwC concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within its audit of the financial statements of the Fund. In the letter, PwC also affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In assessing this matter, PwC indicated that, upon detection of the breach, the PwC covered person was removed from the non-audit engagement and that, among other things, the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve a professional who was part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (iii) involved a professional whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iv) involved a professional that did not provide any consultation to the audit engagement team of the Fund.

Loan Rule Matter: The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its January 12, 2018 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that PwC has concluded that with regard to its compliance with the independence criteria set out in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria, and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, (i) PwC’s belief that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche EAFE® Equity Index Fund, a series of Deutsche Institutional Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/1/2018